UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

HILLTOP HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 25, 2018. HILLTOP HOLDINGS INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of HILLTOP HOLDINGS INC. 2323 VICTORY AVENUE, 14TH FLOOR DALLAS, TX 75219 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E48189-P10394 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:May 10, 2018 Date: July 25, 2018Time: 10:00 AM Location: 2323 Victory Avenue 5th Floor Dallas,TX 75219

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E48190-P10394 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com. Proxy Materials Available to VIEW or RECEIVE: 1. 2017 ANNUAL REPORT2. NOTICE AND PROXY STATEMENT3. FORM OF PROXY How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents for this meeting or future meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 11, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Charlotte Jones Anderson 02) Rhodes R. Bobbitt 03) Tracy A. Bolt 04) W. Joris Brinkerhoff 05) J. Taylor Crandall 06) Charles R. Cummings 07) Hill A. Feinberg 08) Gerald J. Ford 09) Jeremy B. Ford 10) J. Markham Green 11) William T. Hill, Jr. 12) Lee Lewis 13) Andrew J. Littlefair 14) W. Robert Nichols, III 15) C. Clifton Robinson 16) Kenneth D. Russell 17) A. Haag Sherman 18) Robert C. Taylor, Jr. 19) Carl B. Webb 20) Alan B. White The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Advisory vote to approve executive compensation. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Hilltop Holdings Inc.'s independent registered public accounting firm for the 2018 fiscal year. The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof. E48191-P10394 Voting Items

E48192-P10394